UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-90272	56-1940918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue, 16th Floor, New York, New York 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 286-9197

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 1, 2007, the Company entered into agreements with certain of its present and former officers and employees that terminated an aggregate of 6,363,333 stock options previously granted to such persons pursuant to employment agreements or stock option agreements, consisting of:

●	1,033,334 options that were granted to Ivan Railyan in 2005 pursuant to an employment agreement;
●	1,033,333 options that were granted to Roman Rozenberg in 2005 pursuant to an employment agreement;
●	1,033,333 options that were granted to Dan Brecher in 2005 pursuant to an employment agreement;
●	250,000 options that were granted to Ken Oh on May 20, 2005;
●	413,333 options that were granted to Dmitry Vilbaum on June 13, 2005 pursuant to an employment agreement;
●	500,000 options that were granted to Dmitry Vilbaum on June 29, 2005;
●	500,000 options that were granted to Ivan Railyan on December 29, 2005;
●	500,000 options that were granted to Roman Rozenberg on December 29, 2005;
●	500,000 options that were granted to Dan Brecher on December 29, 2005;
●	250,000 options that were granted to Dmitry Vilbaum on December 29, 2005;
●	250,000 options that were granted to Ken Oh on December 29, 2005;
●	25,000 options that were granted to Susan Fox on March 14, 2006;
●	25,000 options that were granted to Kim Reilly on April 5, 2006; and
●	50,000 options that were granted to Dmitry Vilbaum on April 17, 2006.

On October 1, 2007, the Company granted stock options exercisable for a period of up to five years at $0.22 per share to the following employees and a consultant:

●	2,500,000 options to Ivan Railyan;
●	1,000,000 options to Dmitry Vilbaum;
●	4,500,000 options to Dan Brecher;
●	1,000,000 options to Ken Oh;
●	100,000 options to Kim Reilly;
●	100,000 options to Susan Fox; and
●	500,000 options to a consultant, Victor Andreev.

Mr. Vilbaum is the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors. Mr. Railyan is the Chairman of the Board and an employee of the Company. Dan Brecher is Managing Director of the Company. Ken Oh has served as the Company’s Secretary. The consultant is an employee of The Institute of Geoinformational Analysis of the Earth Establishment (the “Institute”). Mr. Railyan is the owner and operator of the Institute.

Item 3.02  Unregistered Sales of Equity Securities

Reference is made to Item 1.01 of this Report regarding the issuances of stock options by the Company to employees and consultants.

Each of the issuances and sales of securities described herein was deemed to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering. No advertising or general solicitation was employed in offering the securities. All recipients either received adequate information about us or had access, through employment or other relationships, to such information.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
10.1*	Form of Stock Option
_____
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007	TERRA ENERGY & RESOURCE TECHNOLOGIES, INC. By: /s/ Dmitry Vilbaum Dmitry Vilbaum President

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